Exhibit 10.2

FORTRESS CREDIT REALTY INCOME TRUST

FORM OF PARTICIPATING BROKER-DEALER AGREEMENT

[DATE]

Ladies and Gentlemen:

Subject to the terms described herein, Fortress Wealth Solutions LLC, a Delaware limited liability company and an affiliate of FIG LLC (“Fortress”), as the dealer manager (“Dealer Manager”) for Fortress Credit Realty Income Trust, a Maryland statutory trust (the “Company”), and FCR Advisors LLC (the “Adviser”), a Delaware limited liability company and an affiliate of Fortress, as the adviser for the Company, invite you (“Participating Broker-Dealer”) to participate in one or more continuous private offerings (collectively, the “Offering”) of an unlimited amount of the Company’s common shares of beneficial interest, par value $0.01 per share (“common shares”), that will be issued and sold at the offering prices per Share (as defined herein) as described in the Company’s private placement memorandum (as may be amended, modified or supplemented from time to time, the “Memorandum”), which will consist of (i) a primary offering (the “Primary Shares”) of (A) up to $300,000,000 in net proceeds, which the Company reserves the right to increase in its discretion (such amount, as may be so increased, the “Initial Share Maximum Amount”), in Class B common shares, and (B) thereafter, an unlimited amount in any combination of Future Offered Shares (as defined below) (in the case of each of clauses (A) and (B), not including any Class E common shares purchased by Fortress or employees, officers or directors of Fortress or its affiliates (including eligible family members)), and (ii) the shares (the “DRIP Shares”) sold pursuant to the Company’s distribution reinvestment plan (the “DRIP”), to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or otherwise meets such other eligibility as agreed to in writing between the Dealer Manager or a Participating Broker-Dealer, as applicable, and the Company. The Shares will be distributed on a “best efforts” basis in transactions exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The Primary Shares are to be offered and sold to investors as described under the caption “Plan of Distribution” in the Memorandum. For shareholders who participate in the Company’s distribution reinvestment plan, the cash distributions paid on the Shares of each class that each shareholder owns will be automatically invested in additional Shares of the same class. The DRIP Shares are to be issued and sold to shareholders of the Company at the transaction price of the applicable class of Shares on the date that the distribution is payable, without any applicable upfront selling commission, dealer manager fees, or other similar placement fees.

Class B common shares are generally available for purchase in the Offering if (x) an investor would otherwise be eligible to purchase Class I common shares and (y) such investor, on its own, or together with any other commonly advised investors (as determined by the Adviser in its discretion), has invested at least $100 million in shares during the Initial Share Offering Period (as defined in the Memorandum) (provided, however, that the Adviser may accept lesser amounts for Class B common share eligibility in its discretion). Following the Initial Share Offering Period, the Company also expects to offer to all suitable investors an unlimited amount of common shares of different classes (including Class S common shares, Class D common shares and Class I common shares) (“Future Offered Shares”). Any issuances of Future Offered Shares will be subject to the Company’s ability to meet the applicable REIT requirements (which may require that no such shares are issued, or that management fees and performance fees on such shares are waived or lowered, unless or until the REIT is a “publicly offered REIT” for U.S. federal income tax purposes (i.e., a REIT that is required to file annual and periodic reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The terms of the Class B common shares, Class S common shares, Class D common shares, Class I common shares and Class E common shares, including the eligibility requirements for each class, are described in detail in the Memorandum. For purposes of this Agreement, unless stated otherwise, any references herein to the (i) “Shares” shall include Class B common shares, Class S common shares, Class D common shares, Class I common shares, Class E common shares and any other Future Offered Shares and (ii) “Memorandum” shall include any private placement memorandum used in connection with any offers and sales of the Future Offered Shares, including any amendment or supplement to the Memorandum used for the offer and sale of the Primary Shares initially being offered by the Company.

If the Company makes any amendments, supplements or restatements of the Memorandum, the Dealer Manager will (a) give you, as Participating Broker-Dealer, written notice of such amendment, supplement or restatement and (b) provide the Participating Broker-Dealer with sufficient copies of the appropriate Memorandum in order to continue to make sales.

1.	Dealer Manager Agreement.

(a)	The Dealer Manager has entered into a dealer manager agreement with the Company and the Adviser, dated as of April 11, 2025, in the form attached hereto as Exhibit A (the “Dealer Manager Agreement”).

(b)
Upon effectiveness of this Participating Broker-Dealer Agreement (this “Agreement”) pursuant to Section 15 below, you will become one of the Participating Broker-Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the representations, warranties, covenants and agreements contained in the Dealer Manager Agreement relating to the rights and obligations of a Participating Broker-Dealer, including, but not limited to, the provisions of Sections 3(d) and 5(c) regarding suspension of offers and sales of Shares, Section 5(a) regarding solicitation of subscriptions of Shares, Section 5(b) regarding regulatory compliance, Section 6, wherein each of the Participating Broker-Dealers severally agrees to indemnify and hold harmless the Company, the Dealer Manager and their respective officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act, or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 15 regarding submission of subscriptions for Shares, and Section 16 regarding suitability of investors and compliance procedures for offers and sales of Shares. Except as otherwise set forth herein, capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Dealer Manager Agreement. The Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(c)
Participating Broker-Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, or partner of the Dealer Manager, the Company or the Adviser, and Participating Broker-Dealer is not authorized to act for the Dealer Manager, the Company or the Adviser or to make any representations on their behalf except as set forth in the Memorandum and any printed sales literature or other materials prepared by the Company and/or the Dealer Manager; provided that the use of said sales literature and other materials has been approved for use in advance in writing by the Company and not subsequently withdrawn pursuant to Section 14 of the Dealer Manager Agreement (collectively, the “Authorized Sales Materials”). In the event that Participating Broker-Dealer uses printed materials in connection with the Offering that have been prepared by the Company or the Dealer Manager and are intended for “broker-dealer use only,” Participating Broker-Dealer shall use such “broker-dealer use only” materials in accordance with the terms and conditions of Section 7 below.

2.	Submission of Orders.

(a)
Each person desiring to purchase Shares in the Offering will be required to complete and execute a subscription agreement in the form attached as Appendix B to the Memorandum (a “Subscription Agreement”) and to deliver to Participating Broker-Dealer, such completed Subscription Agreement, together with a wire (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Shares. Participating Broker-Dealer shall only offer to sell and accept completed Subscription Agreements and Subscription Payments for such classes of Shares that it is authorized to sell on Schedule 1 to this Agreement and in accordance with the offering terms and conditions as set forth in the Memorandum. There shall be a minimum initial purchase by any one purchaser of a combination of Class B common shares, Class S common shares, Class D common shares and Class I common shares of $25,000 (in each case, except as otherwise indicated in the Memorandum, or in any letter or memorandum from the Company to the Dealer Manager). Minimum subsequent purchases of Class B common shares, Class S common shares, Class D common shares and Class I common shares shall be $500 per transaction. Any minimum initial or subsequent purchase amount may be waived in the sole discretion of the Dealer Manager. Those persons who purchase Shares will be instructed by the Participating Broker-Dealer to make their Subscription Payments payable to or for the benefit of “DST Systems, Inc., as Agent for Fortress Credit Realty Income Trust” as described in the Memorandum and Subscription Agreement for the Offering. Any repurchase requests must be made in accordance with the applicable procedures described in the Company’s offering document and repurchase plan, as well as applicable laws, rules, and regulations. The parties acknowledge and agree that a repurchase request is not received in “good order” unless the repurchase request and all required documentation is completed and received by the Company’s transfer agent by the applicable repurchase request deadline set for in the Company’s offering document or otherwise specified by the Company in writing.

(b)
If the Participating Broker-Dealer receives a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions or for a class of Shares that the Participating Broker-Dealer is not authorized to sell as set forth on Schedule 1 to this Agreement, or for a sale of Shares not meeting the offering terms and conditions of the Memorandum, it shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of the second (2nd) business day following receipt by the Participating Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Participating Broker-Dealer that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 2. Transmittal of received investor funds will be made in accordance with one of the following procedures, as applicable:

(i)
Where, pursuant to the Participating Broker-Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, Subscription Agreements and Subscription Payments will be transmitted by the end of the next business day following receipt by the Participating Broker-Dealer to the Company or its designated agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(ii)
Where, pursuant to the Participating Broker-Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and Subscription Payments will be transmitted by the end of the next business day following receipt by the Participating Broker-Dealer to the office of the Participating Broker-Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payments to the Company or its designated agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(c)	Participating Broker-Dealer understands that the Company reserves the unconditional right to reject any order, in whole or in part, for any or no reason.

Notwithstanding the foregoing, with respect to any Shares to be purchased by a custodial account, the Participating Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Company or its designated agent. The Participating Broker-Dealer shall furnish with each delivery of Subscription Payments a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, dollar amount of Shares subscribed for, and the amount of money paid.

3.	Pricing.

(a)
The Shares shall be offered at the offering price (the “Offering Price”), which is the price per Share as set forth in the Memorandum, and in accordance with the offering terms and conditions as set forth in the Memorandum and payable in cash. Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to Participating Broker-Dealer by the Company or Dealer Manager, purchases must be for at least the minimum purchase amount set forth in the Memorandum. The Company will sell the Shares on a continuous basis at the Offering Price, subject to the adjustments described in or otherwise provided in the Memorandum. The Company may update a previously available Offering Price in cases where the Company believes there has been a material change (positive or negative) to the net asset value per Share since the end of the prior month. Each person desiring to purchase Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Shares and, as a result, may receive fractional Shares.

(b)
For shareholders of the Company who elect to participate in the Company’s DRIP, the cash otherwise distributable to them will be automatically re-invested in additional Shares of the same class. The DRIP Shares will be issued and sold to shareholders of the Company at the transaction price of the applicable class of Shares on the date the distribution is payable. No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid with respect to shares issued under the Company’s DRIP.

The Shares are non-assessable. Participating Broker-Dealer hereby agrees to place any order for the full purchase price except as otherwise provided in the Memorandum.

4.
Participating Broker-Dealer’s Compensation. Except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing shareholder services rendered by Participating Broker-Dealer hereunder, Participating Broker-Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule 1 to this Agreement.

5.
Payment. Servicing Fees (as defined in Schedule 1 to this Agreement) due to the Participating Broker-Dealer pursuant to this Agreement will be paid to the Participating Broker-Dealer within thirty (30) days after receipt by the Dealer Manager. The Participating Broker-Dealer, in its sole discretion, may authorize the Dealer Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If the Participating Broker-Dealer so elects, the Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

6.
Right to Reject Orders or Cancel Sales. All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order, in whole or in part, for any or no reason. Orders not accompanied by a fully completed Subscription Agreement and executed signature page thereto and the required Subscription Payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of the Subscription Payment therefor. If any Subscription Payment is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

7.
Memorandum and Authorized Sales Materials. Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Memorandum and the Authorized Sales Materials. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Memorandum, any supplements thereto and any amended Memorandum, as well as any Authorized Sales Materials, for delivery to prospective accredited investors; provided that the Dealer Manager may, in its sole discretion, limit the number of Memorandum or Authorized Sales Materials provided to any Participating Broker-Dealer with any such request, and Participating Broker-Dealer will deliver a copy of the Memorandum and all supplements thereto and any amended Memorandum to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. Participating Broker-Dealer agrees that it will not send or give any supplements to the Memorandum, any amended Memorandum or any Authorized Sales Materials to such investor unless it has previously sent or given a Memorandum and all supplements thereto and any amended Memorandum to that investor or has simultaneously sent or given a Memorandum and all supplements thereto and any amended Memorandum with such Memorandum supplement, amended Memorandum or Authorized Sales Materials. Participating Broker-Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to potential investors. Participating Broker-Dealer agrees that it will not use any form of written communication other than the Memorandum, the Authorized Sales Materials and any other written documentation relating to the Offering previously approved in writing by the Company in connection with the offering and sale of the Shares (collectively, “Offering Materials”) without the prior written consent of the Company. Participating Broker-Dealer agrees to comply with all applicable requirements under applicable laws, including the Securities Act, the Exchange Act, the SEC Marketing Rule (as defined herein), the rules of FINRA and any other U.S. federal, non-U.S., state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency, as each may be amended from time to time, in offering and selling Shares.

8.
License and Association Membership. Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all jurisdictions where it offers or sells Shares, and that it is a member in good standing of FINRA. Participating Broker-Dealer represents and warrants that it is its sole responsibility to ensure that its representatives are properly registered and licensed as required by any applicable law, rule or regulation. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission or equivalent authority of any jurisdiction in which Participating Broker-Dealer is currently registered or licensed, or, in the case of a foreign dealer, so to conform. Participating Broker-Dealer also hereby agrees to abide by the rules set forth in the FINRA rulebook (“FINRA Rules”). Participating Broker-Dealer represents and warrants that it and persons associated with it (as defined in the FINRA Bylaws) are not subject to any “disqualification,” as defined in Article III, Section 4 of FINRA Bylaws, which has not been waived.

9.	Anti-Money Laundering and Sanctions Compliance Programs.

(a)
Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Broker-Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable U.S. anti-money laundering laws and regulations, including, but not limited to, applicable FINRA Rules, SEC rules and regulations, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”), and Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (collectively, the “AML Laws”), and that such AML Program is reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of Shares.

(b)
Participating Broker-Dealer represents and warrants that it has established and implemented a program (the “Anti-Corruption Program”) for compliance with applicable anti-corruption or anti-bribery laws and regulations (“Anti-Corruption Laws”), including, but not limited to, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”).

(c)
Participating Broker-Dealer represents and warrants that it has established and implemented a program for compliance with U.S. sanctions laws and regulation promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control or any other U.S. governmental entity (such sanctions, regulations and laws, together with any supplement or amendment thereto, the “U.S. Sanctions Laws”) (the “Sanctions Program”) and will continue to maintain the Sanctions Program during the term of this Agreement. Upon request by the Dealer Manager at any time, Participating Broker-Dealer hereby agrees to (i) furnish a written copy of its AML Program and Sanctions Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program and/or its Sanctions Program.

(d)
The parties acknowledge that for the purposes of FINRA Rules, the investors who purchase Shares through Participating Broker-Dealer are “customers” of Participating Broker-Dealer and not the Dealer Manager. Nonetheless, to the extent that the Dealer Manager deems it prudent, Participating Broker-Dealer shall cooperate with the Dealer Manager’s reasonable requests for information, records, and data related to the Company’s shareholders introduced to, and serviced by, Participating Broker-Dealer. Notwithstanding the foregoing, Participating Broker-Dealer shall not be required to provide to the Dealer Manager any documentation that, in Participating Broker-Dealer’s reasonable judgment, would cause Participating Broker-Dealer to lose the benefit of attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings.

(e)
Participating Broker-Dealer hereby represents and warrants that it is currently in compliance with all AML Laws, Anti-Corruption Laws, and U.S. Sanctions Laws, including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act (the “CIP Requirements”). In performing services in furtherance of this Agreement, Participating Broker-Dealer shall comply in all respects with applicable AML Laws, Anti-Corruption Laws, and U.S. Sanctions Laws. Participating Broker-Dealer hereby agrees, upon request by the Dealer Manager to (A) provide a certification to Dealer Manager that, for the duration of this Agreement and as of the date of such certification, (i) its AML Program, Anti-Corruption Program, and its Sanctions Program were and are consistent with the AML Laws, Anti-Corruption Laws, and U.S. Sanctions Laws, (ii) it has implemented and continues to implement its AML Program, Anti-Corruption Program, and the Sanctions Program, and (iii) it was and is in compliance with all AML Laws, Anti-Corruption Laws, and U.S. Sanctions Laws and all related requirements, including, but not limited to, the CIP Requirements; and (B) perform and carry out, on behalf of both the Dealer Manager and the Company, the CIP Requirements and any applicable customer identification requirements under the SEC and U.S. Department of the Treasury regulations, rules, or guidance.

(f)
Participating Broker-Dealer represents, warrants, and covenants that it will immediately notify Dealer Manager in writing of any known or suspected violations of the AML Laws, Anti-Corruption Laws, U.S. Sanctions Laws, the AML Program, Anti-Corruption Program, or the Sanctions Program (i) made or caused in relation to any Offering made pursuant to this Agreement or (ii) that could be expected to cause the Company or Dealer Manager to violate AML Laws, Anti-Corruption Laws, or U.S. Sanctions Laws. The Dealer Manager may, in its reasonable discretion, deem such an event a Participating Broker-Dealer Disqualifying Event pursuant to Section 16 of this Agreement.

10.
Disqualification. Participating Broker-Dealer represents, warrants and agrees that no conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1) of Regulation D promulgated under the Securities Act has occurred or been issued where the subject of such action is Participating Broker-Dealer, Participating Broker-Dealer’s general partner or managing member or, to its reasonable knowledge, any (i) director, (ii) executive officer, or (iii) any other officer participating in the Offering of Participating Broker-Dealer or Participating Broker-Dealer’s general partner or managing member that would, or with the passage of time would be reasonably expected to, make the offering and sale of the Shares ineligible for the exemption from registration under the Securities Act provided by Rule 506(b) of Regulation D promulgated under the Securities Act (each, a “Participating Broker-Dealer Disqualifying Event”). For purposes of this Agreement, the terms “executive officer” and “officer” have the meanings ascribed to them in Rules 501 and 405 promulgated under the Securities Act, respectively. Participating Broker-Dealer will notify the Company promptly of the occurrence or issuance of any Participating Broker-Dealer Disqualifying Event of which Participating Broker-Dealer becomes aware before the expiration or termination of this Agreement. Set forth on Schedule 3 to this Agreement is a description of each circumstance that would have been a Participating Broker-Dealer Disqualifying Event but for the fact that it occurred before September 23, 2013 (each, a “Participating Broker-Dealer Prior Disqualifying Event”).

11.	Limitation of Offer; Suitability.

(a)
The Shares have been registered or otherwise qualified for offer or sale only in the United States. In connection with an Offering, Participating Broker-Dealer shall not approach or contact any prospective investor that is located outside of the United States without the prior written consent of the Dealer Manager. Participating Broker-Dealer acknowledges and agrees that the marketing of Shares to “U.S. persons” (as defined in Regulation S under the Securities Act) will rely on Rule 506(b) under Regulation D under the Securities Act as a safe harbor from registration under Securities Act.

(b)
Participating Broker-Dealer represents that it will (i) not solicit offers to buy, or offer or sell, the Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) solicit offers for Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only from, and will offer Shares only to, persons that it reasonably believes are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, based on a substantive pre-existing relationship between Participating Broker-Dealer on the one hand, and the prospective purchaser, on the other hand, and who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares, and (iii) only make offers to persons in the jurisdictions in which it is advised in writing by the Company or the Dealer Manager that the Shares are qualified for sale or that such qualification is not required. Participating Broker-Dealer acknowledges that Dealer Manager will rely on Participating Broker-Dealer’s substantive pre-existing relationship with any prospective investor for purposes of compliance with Regulation D under the Securities Act. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), Participating Broker-Dealer represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Participating Broker-Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction, and only if the offer and sale of Shares has been (i) authorized under any applicable state securities or “blue sky” laws of such jurisdiction (or foreign equivalent) or (ii) made pursuant to an exemption or Federal preemption (or foreign equivalent) from such laws. In offering Shares, Participating Broker-Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

(c)
Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Memorandum, including status as an “accredited investor”; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. Participating Broker-Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Company) concerning the investor’s age, investment objectives, investment experience, income, net worth, other investments, financial situation and needs, and any other information known to Participating Broker-Dealer, or person associated with Participating Broker-Dealer, that (i) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation, and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of the Adviser or the persons responsible for directing and managing the Company, and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account. Participating Broker-Dealer further represents, warrants and covenants that Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by Participating Broker-Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Broker-Dealer further represents, warrants and covenants that it will maintain appropriate records regarding the distribution of Offering Materials to qualified investors, the qualification of prospective investors as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and the existence of a substantive pre-existing relationship with each prospective investor to whom Shares are offered. Nothing contained in this Agreement shall be construed to impose upon the Company or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards required for the Company. Participating Broker-Dealer agrees to retain all such documents and records referred to in this Section 11 in Participating Broker-Dealer’s records for a period of six (6) years from the date of the applicable sale of Shares, to otherwise comply with the record keeping requirements provided in Section 13 below and to make such documents and records available to (i) the Dealer Manager and the Company upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Broker-Dealer further represents, warrants and covenants that it will immediately notify Dealer Manager in writing if an investment in the Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Company. Participating Broker-Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and his or her signature on a Subscription Agreement.

(d)
Participating Broker-Dealer further represents, warrants and covenants that it has established and shall continue to maintain during the term of this Agreement policies and procedures reasonably designed to enable Participating Broker-Dealer to participate in a private placement meeting the requirements of Rule 506(b) of Regulation D promulgated under the Securities Act, including (i) limiting offers to potential investors with whom Participating Broker-Dealer has a substantive pre-existing relationship, (ii) verifying potential investors’ status as “accredited investors” as defined in Regulation D under the Securities Act and ability to meet the suitability standards set forth in this Section 11, and (iii) not engaging in any general solicitation or general advertising as defined in Regulation D promulgated under the Securities Act. Participating Broker-Dealer shall maintain a list of each prospective investor of Shares of the Company receiving any Offering Materials relating to the Company, which list shall include (A) the name of the prospective investor, (B) an internal tracking number to easily identify such prospective investor, such as an account number or client number with such Participating Broker-Dealer, (C) the tracking number of the applicable Offering Materials and (D) the date of delivery of such Offering Materials and whether a physical or electronic copy (or both) was provided. Such list shall be available for inspection by the Dealer Manager or the Company upon reasonable advance notice; provided that ten (10) business days shall be automatically deemed reasonable advance notice. Participating Broker-Dealer shall maintain such list for the duration of this Agreement and for a period of at least three (3) years thereafter.

(e)
Participating Broker-Dealer will use its reasonably best efforts to ensure that, as it is deemed to be providing any “endorsement” (as defined in Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended (the “SEC Marketing Rule”)) (each a “Covered Endorsement”), it or its representatives complies with the disclosure requirements set out in the SEC Marketing Rule, including that each Covered Endorsement includes disclosure as set out under Rule 206(4)-1(b)(1) of the SEC Marketing Rule in substantially the same form as provided on Exhibit D hereto.[1]

12.	Due Diligence; Adequate Disclosure.

(a)
Prior to offering the Shares for sale, Participating Broker-Dealer shall have conducted an inquiry (the “Diligence Review”) such that Participating Broker-Dealer has reasonable grounds to believe, based on information made available to Participating Broker-Dealer by the Company or the Dealer Manager through the Offering Materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, Participating Broker-Dealer may obtain, upon request, information on material facts relating at a minimum to the following: (i) items of compensation; (ii) tax aspects; (iii) financial stability and experience of the Company and the Adviser; (iv) conflicts and risk factors; and (v) other pertinent reports. Notwithstanding the foregoing, Participating Broker-Dealer may rely upon the results of an inquiry conducted by an independent third party retained for that purpose or another Participating Broker-Dealer; provided that: (A) such Participating Broker-Dealer has reasonable grounds to believe that such inquiry was conducted with due care by said independent third party or such other Participating Broker-Dealer; (B) the results of the inquiry were provided to Participating Broker-Dealer with the consent of the independent third party or such other Participating Broker-Dealer conducting or directing the inquiry; and (C) no Participating Broker-Dealer that participated in the inquiry is an affiliate of the Company or its Adviser. Prior to the sale of the Shares, Participating Broker-Dealer shall inform each prospective purchaser of Shares of pertinent facts relating to the Shares including specifically the lack of liquidity and lack of marketability of the Shares during the term of the investment but shall not, in any event, make any representation on behalf of the Company or the Adviser except as set forth in the applicable Offering Materials.

[1]	Note to Participating Broker-Dealer: Please provide a copy of your Marketing Rule disclosures for Fortress’ review.

(b)
Further, in accordance with Rule 506(e) of Regulation D promulgated under the Securities Act, Participating Broker-Dealer shall furnish to each purchaser of Shares in the Offering, at a reasonable time before sale, a description in writing of all Dealer Manager Prior Disqualifying Events (as defined in the Dealer Manager Agreement) and Participating Broker-Dealer Prior Disqualifying Events, which may be included in each Memorandum, any Authorized Sales Materials or subscription documents furnished to such purchaser. Participating Broker-Dealer shall be entitled to approve any description of Participating Broker-Dealer Prior Disqualifying Events in advance of use by the Company (such approval not to be unreasonably withheld).

13.
Compliance with Record Keeping Requirements. Participating Broker-Dealer agrees to comply with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Participating Broker-Dealer further agrees to keep such records with respect to each customer who purchases Shares, their suitability and the amount of Shares sold by class, and to retain such records for such period of time as may be required by the SEC, any state securities commission, FINRA or the Company.

14.
Claims, Enforcement Actions, and Customer Complaints. Participating Broker-Dealer shall notify the Dealer Manager promptly in writing of any written claim or enforcement action or other proceeding with respect to Shares offered hereunder against Participating Broker-Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Broker-Dealer within the meaning of Section 15 of the Securities Act. Each party hereby agrees to provide to the other party copies of any written or otherwise documented customer complaints received by such party relating in any way to the Offering (including, but not limited to, the manner in which the Shares are offered by the Dealer Manager or Participating Broker-Dealer), the Shares or the Company in the case of the Dealer Manager; only in such cases as such complaints relate to the Participating Broker-Dealer.

15.
Effective Date. This Agreement will become effective upon the last date it is signed by either party hereto. Upon effectiveness of this Agreement, all offers and sales of Shares by Participating Broker-Dealer will be made pursuant to this Agreement exclusively and not through any prior agreement between Participating Broker-Dealer and the Dealer Manager, if any.

16.	Termination; Survival; Amendment.

(a)
Participating Broker-Dealer will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice, which termination shall be effective 48 hours after such notice is given. This Agreement shall automatically terminate (i) upon the termination of the Dealer Manager Agreement, or (ii) if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. This Agreement and the exhibits and schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

(b)
Upon the occurrence of (i) a Participating Broker-Dealer Disqualifying Event or (ii) any event that the Dealer Manager may, in its reasonable discretion, deem a Participating Broker-Dealer Disqualifying Event, the Participating Broker-Dealer will immediately notify the Dealer Manager of such Participating Broker-Dealer Disqualifying Event and immediately suspend or terminate its offer and sale of Shares. Also, upon the occurrence of a Participating Broker-Dealer Disqualifying Event or any event that the Dealer Manager may, in its reasonable discretion, deem a Participating Broker-Dealer Disqualifying Event, the Dealer Manager shall have the right to terminate this Agreement immediately, in its sole discretion. If the Participating Broker-Dealer (or its affiliates, as applicable) terminates its relationship with the party for which the Participating Broker-Dealer Disqualifying Event arises or takes any other action that causes it to no longer be subject to a “Participating Broker-Dealer Disqualifying Event,” and reasonable proof of such termination or action is provided to the Dealer Manager (the reasonableness of such proof to be determined by the Dealer Manager in its sole discretion), the Participating Broker-Dealer shall no longer be required to suspend or terminate its offer and sale of Shares if this Agreement has not been terminated by the Dealer Manager pursuant to the foregoing; provided, however, that Participating Broker-Dealer shall not recommence offering and selling Shares until the Dealer Manager has confirmed in writing that Participating Broker-Dealer may recommence such offers and sales of Shares. In the event that this Agreement is terminated because of a Participating Broker-Dealer Disqualifying Event, then the Company’s or the Adviser’s obligation to pay any unpaid portion of any fee (whether accrued or otherwise) contemplated under this Agreement will be reduced or eliminated if (and only to the extent that) such payment would preclude the Company from relying on the private placement safe harbor provisions of Rule 506 of Regulation D under the Securities Act. This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon placing an order for sale of Shares after it has received such notice.

The respective agreements and obligations of Participating Broker-Dealer and the Dealer Manager set forth in Sections 1, 4, 5, 7, 11, 13, 14, 16, 17, 19, 20, 21, 22, 23, 26 and 27 of this Agreement and Section 5 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

(c)
Notwithstanding the termination of this Agreement or the payment of any amount to Participating Broker-Dealer, Participating Broker-Dealer agrees to pay Participating Broker-Dealer’s proportionate share of any claim, demand or liability asserted against Participating Broker-Dealer and the other Participating Broker-Dealers on the basis that the Participating Broker-Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case Participating Broker-Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

17.	Privacy Laws.

(a)	The Dealer Manager and Participating Broker-Dealer (each referred to individually in this section as a “party”) agree as follows:

(i)
Each party agrees to abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P promulgated under the Securities Act; (B) the privacy standards and requirements of any other applicable federal and state law; and (C) its own internal privacy policies and procedures, each as may be amended from time to time;

(ii)
Each party agrees to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(iii)
Each party shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

18.
Participating Broker-Dealer’s Undertaking to Not Facilitate a Secondary Market in the Shares. Participating Broker-Dealer acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Broker-Dealer also acknowledges that the Company’s Share Repurchase Plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of trustees may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Broker-Dealer hereby agrees that so long as the Company has not listed the Shares on an U.S. national securities exchange, Participating Broker-Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager and the Company.

19.	Electronic Signatures and Electronic Delivery of Documents.

(a)
If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Broker-Dealer is licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA (collectively, “Electronic Signature Law”)), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Broker-Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; and (iii) Participating Broker-Dealer will comply with the terms outlined in the Electronic Signature Use Rules of Engagement attached as Exhibit B hereto. Participating Broker-Dealer agrees to the Electronic Signature Use Indemnity Agreement attached as Exhibit C hereto.

(b)
If Participating Broker-Dealer intends to use electronic delivery to distribute the Memorandum or other documents related to the Company to any person, Participating Broker-Dealer will comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the SEC, FINRA and state securities administrators and any other laws or regulations related to the electronic delivery of private placement memorandum.

20.
Notice. All notices will be in writing and will be duly given to the Dealer Manager when mailed to Fortress Wealth Solutions LLC, 1345 Avenue of the Americas, 45th Floor, New York, NY 10105, and to Participating Broker-Dealer when mailed to the address specified by Participating Broker-Dealer below.

21.
Applicable Law and Venue. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, however, that the governing law for causes of action for violations of federal or state securities law shall be governed by the applicable federal or state securities law.

22.
Successors and Assigns. Participating Broker-Dealer shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the Dealer Manager. This Agreement shall be binding upon the Dealer Manager and Participating Broker-Dealer and their respective successors and permitted assigns.

23.
Arbitration. All disputes arising out of or in connection with this Agreement, including, without limitation, its existence, validity, interpretation, performance, breach or termination, and any provisions of the Dealer Manager Agreement incorporated into this Agreement, shall be submitted to, and fully and finally resolved by, binding arbitration, conducted on a confidential basis, under the then current commercial arbitration rules of the American Arbitration Association, except to the extent a claim is required to be arbitrated as specified in FINRA rules in which case the FINRA rules of arbitration will apply, in accordance with the terms of this Agreement (including the governing law provisions of this section) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 -16). All arbitration proceedings, and all documents, pleadings and transcripts associated therewith, shall be kept strictly confidential by all parties, their counsel and other advisors, employees, experts and all others under their reasonable control. Unless the parties otherwise agree, each party shall appoint one arbitrator and the two party-appointed arbitrators shall appoint the third arbitrator, who shall also be the chair of the arbitration panel (the “Arbitrator”). The parties will request that the Arbitrator issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the Arbitrator shall be final and binding, and judgment upon any arbitration award may be entered in any appropriate state or federal court within the County of New York, State of New York or any other court having competent jurisdiction. All arbitration hearings will be held (a) for claims required to be arbitrated as specified in FINRA rules, at the New York FINRA District Office, (b) in all other cases, in New York, NY, or (c) in either case, at another mutually agreed upon site. In the event that a third party brings an action or other proceeding against either party to this Agreement (a “Third-Party Action”), then the party to this Agreement against which or whom such Third-Party Action is brought or asserted, may in such Third-Party Action, litigate any related claim which it may have against the other party to this Agreement, including, without limitation, by way of a claim, indemnity, cross-claim, counterclaim, interpleader or other third-party action without being obligate to arbitrate the same as otherwise provided in this Section 23, except to the extent otherwise required in the FINRA rules regarding arbitration. In any such case, the matter which is the subject of such Third-Party Action (including any related claims, indemnity, cross-claim, counterclaim, interpleader or other third-party action, which either party hereto may have against the other) shall not be subject to arbitration but shall be resolved exclusively within such Third-Party Action. Notwithstanding anything set forth herein to the contrary, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions in aid of arbitration, but such remedies will not be sought as a means to avoid or stay arbitration. In the event a court grants provisional remedies, the duration thereof shall last no longer than the Arbitrator (upon constitution of the arbitration panel) deems necessary to review such provisional remedies and render its own decision. Except as provided otherwise in Section 6 of the Dealer Manager Agreement, in any action or arbitration to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. Each party to this Agreement hereby waives a trial by jury in any legal action or proceeding relating to this Agreement.

24.
Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

25.
Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, which delivery may be made by exchange of copies of the signature page by facsimile or electronic transmission.

26.
No Partnership. Use of Company and Fortress Names. Nothing in this Agreement shall be construed or interpreted to constitute Participating Broker-Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company or the other Participating Broker-Dealers; instead, this Agreement shall only constitute Participating Broker-Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in this Agreement and the Memorandum, as they may be amended and supplemented. Except as may be expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Company of any consent that would otherwise be required under this Agreement or applicable law prior to the use by Participating Broker-Dealer of the name or identifying marks of the Company or “Fortress” (or any combination or derivation thereof). The Company may prohibit the use of its name at any time and to request to review any materials generated by the Participating Broker-Dealer that use the Company’s or Fortress’s name or mark. Any such content is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

27.	Confidentiality.

(a)
Dealer Manager, the Company, the Adviser, Fortress or one of their affiliates or employees, agents or advisers (“Representatives”) (all such entities and persons, collectively, the “FCR Entities” and each an “FCR Entity”) may have provided and will furnish to Participating Broker-Dealer or its affiliates or Representatives with certain information that is either nonpublic, confidential or proprietary in nature in order to enable Participating Broker-Dealer to perform a Diligence Review. This information furnished to Participating Broker-Dealer or its affiliates or Representatives, including the terms and conditions of any agreements entered into between Participating Broker-Dealer or its affiliates and any FCR Entity, together with analyses, compilations, forecasts, studies or other documents prepared by Participating Broker-Dealer or its affiliates or Representatives which contain or otherwise reflect such information is hereinafter referred to as the “Information”. The term Information shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by Participating Broker-Dealer or its affiliates or Representatives in violation of this Agreement, or (ii) become available to Participating Broker-Dealer on a non-confidential basis from a source other than an FCR Entity that has a bona fide right to such Information and which is not subject to any obligation to keep such Information confidential. In consideration of the FCR Entities furnishing Participating Broker-Dealer or its affiliates or Representatives with the Information, Participating Broker-Dealer agrees that:

(i)
The Information will be kept confidential and shall not, without the applicable FCR Entity’s prior written consent, be disseminated or disclosed by Participating Broker-Dealer or its affiliates or Representatives, in any manner whatsoever, in whole or in part, and shall not be used by Participating Broker-Dealer or its affiliates or Representatives, other than in connection with performing the Diligence Review contemplated by Section 12 of this Agreement. Moreover, Participating Broker-Dealer agrees to reveal the Information only to such of its affiliates or Representatives who need to know the Information for the purpose of performing the Diligence Review contemplated by Section 12 of this Agreement, who are informed by Participating Broker-Dealer of the confidential nature of the Information and who agree to act in accordance with the terms and conditions of this Section 27.

(ii)	All copies of the Information will be returned to the applicable FCR Entity or destroyed upon the applicable FCR Entity’s request.

(iii)
In the event that Participating Broker-Dealer or any of its affiliates or Representatives are requested or required (by oral questions, depositions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any of the Information, Participating Broker-Dealer will provide the applicable FCR Entity with prompt written notice so that any of the FCR Entities may seek a protective order, other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the applicable FCR Entity waives compliance with the provisions of this Agreement, Participating Broker-Dealer shall disclose such Information without liability hereunder; provided, however, that Participating Broker-Dealer will furnish only that portion of the Information which, in the opinion of its counsel, Participating Broker-Dealer is compelled to disclose and will not oppose any action by the applicable FCR Entity to obtain reliable assurance that confidential treatment will be accorded the Information. Participating Broker-Dealer further agrees to exercise its reasonable efforts to otherwise preserve the confidentiality of the Information. Upon reasonable notice, Participating Broker-Dealer further agrees to cooperate with the FCR Entities in obtaining a protective order or other appropriate remedy.

(iv)
In no event shall any of the FCR Entities be liable for any losses, damages, claims or expenses incurred or actions undertaken by Participating Broker-Dealer or its affiliates or Representatives as a result of their receipt of the Information or their use thereof. Participating Broker-Dealer agrees that the Information is and shall remain the property of the applicable FCR Entity and that none of the FCR Entities has granted Participating Broker-Dealer or its affiliates or Representatives any license, copyright, or similar right with respect to any of the Information.

(v)
Participating Broker-Dealer hereby acknowledges that Participating Broker-Dealer is aware, and that Participating Broker-Dealer will advise its affiliates or Representatives who have been provided with Information, that the United States securities laws prohibit any person who has received from an issuer material, nonpublic information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Participating Broker-Dealer further acknowledges that some or all of the Information is or may be price-sensitive information and that the use of such Information may be regulated or prohibited by applicable legislation relating to insider dealing and Participating Broker-Dealer undertakes, on behalf of itself and its Representatives, not to use any Information for any unlawful purpose.

(vi)	Each FCR Entity has the right to enforce this Section 27 as a third-party beneficiary.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on its behalf by its duly authorized agent.

FORTRESS WEALTH SOLUTIONS LLC

By:
Name:
Title:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the jurisdictions identified below represent a true and correct list of all jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities, and we agree to advise you of any change in such list during the term of this Agreement.

1.	Identity of Participating Broker-Dealer:

Full Legal Name

(to be completed by Participating Broker-Dealer)

Type of Entity:

(to be completed by Participating Broker-Dealer)

Organized in the State of:

(to be completed by Participating Broker-Dealer)

Tax Identification Number:

(to be completed by Participating Broker-Dealer)

FINRA/CRD Number:

(to be completed by Participating Broker-Dealer)

[Signature Page]

2.	Any notice under this Agreement will be deemed given pursuant to Section 19 hereof when delivered to Participating Broker-Dealer as follows:

Company Name:

Attention to:
(Name)

(Title)

Street Address:

City, State and Zip Code:

Telephone No.:	( )

Facsimile No.:	( )

Email Address:

Accepted and agreed as of the date below:

(Print Name of Participating Broker-Dealer)

By:

Name:

Title:

Date:

[Signature Page]

SCHEDULE 1
TO
PARTICIPATING BROKER-DEALER AGREEMENT WITH
FORTRESS WEALTH SOLUTIONS LLC (“DEALER MANAGER”)

NAME OF ISSUER:	FORTRESS CREDIT REALTY INCOME TRUST

NAME OF PARTICIPATING BROKER-DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Broker-Dealer shall be entitled to sell Class B common shares, Class S common shares, Class D common shares and Class I common shares.

The following reflects the upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Loads”) and Servicing Fees (as defined below) as agreed upon between the Dealer Manager and Participating Broker-Dealer, effective as of the effective date of the Agreement.

Share Class	Available		Upfront Sales Load	Servicing Fee		Total Fee Cap	Investment Minimums
	Selling	Servicing	Amount	Reallowed	Retained		Initial	Subsequent
Class B	Yes	Yes	None	None	None	[No cap]	$25,000	$500
Class S	Yes	Yes	3.50% of transaction price per share	0.85% (Annualized Rate) of aggregate NAV of outstanding Class S shares	0%	[No cap]	$25,000	$500
Class D	Yes	Yes	1.50% of transaction price per share	0.25% (Annualized Rate) of aggregate NAV of outstanding Class D shares	0%	[No cap]	$25,000	$500
Class I	Yes	Yes	None	None	None	[No cap]	$25,000	$500

Upfront Sales Loads.

No Upfront Sales Load shall be paid to the Company or the Dealer Manager with respect to the Class B common shares, Class S common shares, Class D common shares, or Class I common shares. However, except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Broker-Dealer of Class S common shares and Class D common shares, the Participating Broker-Dealer may directly charge subscribers transaction or other fees, including an Upfront Sales Load in an amount up to the percentage set forth above, if any, of the offering price per share on such completed sales of Class S common shares and Class D common shares, as applicable, by Participating Broker-Dealer. Participating Broker-Dealer shall not charge any Upfront Sales Loads for sales of any Class B common shares, Class I common shares or any shares issued under the Company’s DRIP.

Sch 1-1

For purposes of this Schedule 1, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Company in full in the manner provided in Section 2 of the Agreement, the Company has accepted the subscription agreement of such subscriber and shares are credited to the subscriber’s account.

Servicing Fees

With respect to outstanding Class S common shares and Class D common shares, an ongoing servicing fee will be paid monthly in arrears in an amount equal to 0.85% per annum of the aggregate net asset value (“NAV”) of the outstanding Class S common shares and in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D common shares (the “Servicing Fee”). The Dealer Manager may reallow all or a portion of the Servicing Fee to any Participating Broker-Dealers who sold the Class S common shares or Class D common shares giving rise to a portion of such Servicing Fee to the extent the Participating Broker-Dealer Agreement with such Participating Broker-Dealer provides for such a reallowance, and such Participating Broker-Dealer is in compliance with the terms of such Participating Broker-Dealer Agreement related to such reallowance; provided, however, that upon the date when the Dealer Manager is notified that the Participating Broker-Dealer who sold the Class S common shares or Class D common shares giving rise to a portion of the Servicing Fee is no longer the broker-dealer of record with respect to such Class S common shares or Class D common shares or that the Participating Broker-Dealer no longer satisfies any or all of the conditions in its Participating Broker-Dealer Agreement for the receipt of the Servicing Fee, then the Participating Broker-Dealer’s entitlement to the Servicing Fees related to such Class S common shares and/or Class D common shares, as applicable, shall cease, and the Participating Broker-Dealer shall not receive the Servicing Fee for any portion of the month in which the Participating Broker-Dealer is not eligible on the last day of the month; provided, however, if there is a change in the broker-dealer of record with respect to the Class S common shares or Class D common shares, as applicable, made in connection with a change in the registration of record for the Class S common shares or Class D common shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then the Participating Broker‑Dealer shall be entitled to a pro rata portion of the Servicing Fees related to the Class S common shares and/or Class D common shares, as applicable, for the portion of the month for which the Participating Broker-Dealer was the broker-dealer of record.

Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class S common shares and/or Class D common shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Broker-Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Participating Broker-Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager is not entitled to any Servicing Fee with respect to Class B common shares, Class I common shares and Class E common shares. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

Sch 1-2

To the extent an agreement between the Dealer Manager and a Participating Broker-Dealer or Servicing Dealer limits the transaction or other fees, including Servicing Fees, paid with respect to a shareholder, the Dealer Manager shall cease receiving the Servicing Fee with respect to any Class S common shares or Class D common shares in such shareholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total Servicing Fees paid with respect to such share would exceed, in the aggregate, the applicable limit, or, such Class S common shares or Class D common shares (and any shares issued under the Company’s DRIP with respect thereto) may be converted into or exchanged for a number of Class I common shares (including any fractional shares) with an equivalent aggregate NAV as such share. In addition, the Dealer Manager will cease receiving the Servicing Fee on Class S common shares and Class D common shares upon the earlier to occur of the following: (i) a listing of Class I common shares or (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets.

Terms and Conditions of the Servicing Fees.

Eligibility to receive the Servicing Fee is conditioned on a broker-dealer providing the following ongoing services with respect to the Class S common shares or Class D common shares: responding to customer inquiries of a general nature regarding the Company; crediting distributions from the Company to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding the Memorandum, as amended and supplemented, tax notices and annual and quarterly reports to beneficial owners of the Shares; assisting the Company in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as the Company may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. The Servicing Fees are ongoing fees that are not paid at the time of purchase.

The Participating Broker-Dealer hereby represents by its acceptance of each payment of the Servicing Fees that it complies with each of the above requirements and is providing the above-described services. The Participating Broker-Dealer agrees to promptly notify the Dealer Manager if it is no longer the broker-dealer of record with respect to some or all of the Class S common shares or Class D common shares giving rise to such Servicing Fees and/or if it no longer satisfies any or all of the conditions set forth above.

General

Servicing Fees due to Participating Broker-Dealer pursuant to this Agreement will be paid within 30 days after receipt by the Dealer Manager of the Servicing Fee from the Company. Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

Sch 1-3

The parties hereby agree that the foregoing Servicing Fee is not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that Participating Broker-Dealer’s interest in the Offering is limited to such Servicing Fee from the Dealer Manager and the Participating Broker-Dealer’s indemnity referred to in Section 6 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such Servicing Fee to Participating Broker-Dealer.

Participating Broker-Dealer waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Broker-Dealer acknowledges and agrees that, if the Company pays Servicing Fees to the Dealer Manager, the Company is relieved of any obligation for Servicing Fees to Participating Broker-Dealer. Participating Broker-Dealer affirms that the Dealer Manager’s liability for Servicing Fees is limited solely to the proceeds received associated therewith. Notwithstanding the above, Participating Broker-Dealer affirms that, to the extent Participating Broker-Dealer retains Upfront Sales Loads as described above under “Upfront Sales Loads,” neither the Company nor the Dealer Manager shall have liability for Upfront Sales Loads payable to Participating Broker-Dealer, and that Participating Broker-Dealer is solely responsible for retaining the Upfront Sales Loads due to Participating Broker-Dealer from the subscription funds received by Participating Broker-Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Participating Broker-Dealer acknowledges and agrees that no commissions, payments or amount whatsoever will be paid to Participating Broker-Dealer in respect of the purchase of Shares by a Participating Broker-Dealer (or its registered representative), in its individual capacity, or by a retirement plan of such Participating Broker-Dealer (or its registered representative), or by an officer, director or employee of the Company, the Adviser or their respective affiliates.

Due Diligence

In addition, as set forth in Memorandum, the Company may reimburse Participating Broker-Dealers for reasonable out-of-pocket due diligence expenses incurred by such Participating Broker-Dealers. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Company documents, FINRA rules and other applicable laws and regulations.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE PARTICIPATING BROKER-DEALER ELECTS TO PARTICIPATE IN THE LISTED SHARE CLASS

Sch 1-4

☐Class B common shares ☐Class S common shares	☐ Class D common shares	☐ Class I common shares
The following reflects the selling commission and/or the Servicing Fees as agreed upon between the Dealer Manager and the Participating Broker-Dealer for the applicable share class.

(Initials)	Servicing Fee of 0.85% (Annualized Rate) of aggregate NAV of outstanding Class S shares.
By initialing here, the Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule 1. Should the Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)	Servicing Fee of 0.25% (Annualized Rate) of aggregate NAV of outstanding Class D shares
By initialing here, the Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule 1. Should the Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

[Signature Page Follows]

Sch 1-5

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

FORTRESS WEALTH SOLUTIONS LLC

By:

Name:

Title:

“PARTICIPATING BROKER-DEALER”

(Print Name of Participating Broker-Dealer)

By:

Name:

Title:

Sch 1-6

SCHEDULE 2
TO
PARTICIPATING BROKER-DEALER AGREEMENT WITH
FORTRESS WEALTH SOLUTIONS LLC (“DEALER MANAGER”)

NAME OF ISSUER:	FORTRESS CREDIT REALTY INCOME TRUST

NAME OF PARTICIPATING BROKER-DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit ongoing service fees and other payments due to it pursuant to this Participating Broker-Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit.

□ ACH          □ Wire

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“PARTICIPATING BROKER-DEALER”
(Print Name of Participating Broker-Dealer/Beneficiary)
“PARTICIPATING BROKER-DEALER”

(Print Name of Participating Broker-Dealer)

By:
Name:
Title:

Sch 2-1

SCHEDULE 3
TO
PARTICIPATING BROKER-DEALER AGREEMENT WITH
FORTRESS WEALTH SOLUTIONS LLC (“DEALER MANAGER”)
PARTICIPATING BROKER-DEALER PRIOR DISQUALIFYING EVENT

Sch 3-1

EXHIBIT A TO PARTICIPATING BROKER-DEALER AGREEMENT

DEALER MANAGER AGREEMENT

EXHIBIT B TO PARTICIPATING BROKER-DEALER AGREEMENT

ELECTRONIC SIGNATURE USE RULES OF ENGAGEMENT

In consideration of the Company allowing Participating Broker-Dealer and Participating Broker-Dealer’s clients to authorize certain account-related transactions and/or requests, in whole or in part, by Electronic Signature (as such term is defined in Section 19 hereof), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree:

1.
That Participating Broker-Dealer has selected an appropriate electronic signature technology that: (a) adheres to applicable Electronic Signature Law; (b) provides a visible indication that an Electronic Signature was affixed to the relevant document and displays the date on which such Electronic Signature was affixed thereto; (c) employs an authentication process to establish signer’s identity and authority to sign (the “Authentication Process”); (d) prevents the Electronic Signature from repudiation; (e) protects the signed record from undetected and unauthorized alteration after signing; (f) requires the signer to scroll to the bottom of each page of any document to be signed before advancing to the next page, (g) requires the signer to separately sign or initial each representation made in the Subscription Agreement, and (h) utilizes a password protected interface to provide client access to documents to be signed electronically or which have previously been signed electronically. The Authentication Process will comply with the Customer Identification Program requirements of the USA PATRIOT Act.

2.
That (a) Participating Broker-Dealer shall advise clients that participation in the Electronic Signature program is optional and that participation in the Electronic Signature program is not a condition for participation in any investment; (b) clients must expressly opt into the Electronic Signature program to participate; (c) any client that fails to make an election will execute paper subscription documents; (d) clients may terminate their participation in the Electronic Signature program at any time; (e) clients that elect to participate in the Electronic Signature program will have the ability to elect to receive the applicable Offering Materials electronically or in paper form; (f) the same investment opportunities will be available to the client, regardless of whether the client participates in the Electronic Signature program; (g) the use of Electronic Signatures will not affect Participating Broker-Dealer’s obligation to make the suitability determinations that are required under this Participating Broker-Dealer Agreement and the Dealer Manager Agreement; and (h) Participating Broker-Dealer maintains and will comply with written policies and procedures covering its use of Electronic Signatures.

3.
That Participating Broker-Dealer will maintain a copy (the “Record”) of each Electronic Signature used to execute a transaction and/or request for the life of the account and a minimum of seven years after the account is closed, or for such longer period as any law, rule or regulation may require. Participating Broker-Dealer will provide such Record to the Company and/or the Dealer Manager upon request. Supporting documentation for the use of any Electronic Signature will be maintained and available to the Company and/or the Dealer Manager upon request. Participating Broker-Dealer will maintain all Records in accordance with applicable recordkeeping obligations under state and federal securities laws and regulations and all applicable FINRA Rules and regulations.

4.	Electronic Signature may only be used to the extent permitted by the Company.

5.
That the consent of Participating Broker-Dealer’s client will be obtained for the use of Electronic Signature prior to delivery of any Electronic Signature to the Dealer Manager or the Company. For each transaction and/or request submitted, the signer must be informed that an Electronic Signature is being created. If a party must sign or initial a single document in more than one place, a separate signature or expression of intent to sign will be obtained for each location where a signature is required. If multiple documents are to be signed, a separate signature or expression of intent to sign will be obtained for each document.

6.
That, if Electronic Signature credentials may be used multiple times, Participating Broker-Dealer will use a procedure to identify and de-activate expired, withdrawn or compromised credentials. Participating Broker-Dealer will establish procedures for removing Electronic Signature credentials when a client no longer wishes to participate in the use of Electronic Signature.

7.
That Participating Broker-Dealer may not limit its clients to the use of Electronic Signature or electronic delivery of documents only. Participating Broker-Dealer will allow its clients to elect to sign any document with a manual signature. Participating Broker-Dealer will allow its clients to elect to receive any document in paper format. Participating Broker-Dealer may not charge its clients different fees or expenses based on their election to participate, or not to participate, in the Electronic Signature program.

8.
That Participating Broker-Dealer will provide clients participating in the Electronic Signature program a written confirmation of purchase, which may be provided in electronic or paper format at the election of the client.

EXHIBIT C TO PARTICIPATING BROKER-DEALER AGREEMENT

ELECTRONIC SIGNATURE USE INDEMNITY AGREEMENT

Participating Broker-Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section 19 hereof). In consideration of the Company allowing Participating Broker-Dealer and its clients to certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Adviser, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, committee members, principles, shareholders, controlling persons, representatives, partners, trustees, agents and employees, in whatever capacity they may act, from and against any and all, loss, cost, expense, claims, judgment, damages, settlement cost, fee and related expenses (including attorneys’ fees and expenses), arising out of or in connection with any actual or alleged act or omission by Participating Broker-Dealer related to the representations or covenants set forth in Section 19 hereof or the representations described below.

Participating Broker-Dealer represents that it will comply with the terms outlined in the Electronic Signature Use Rules of Engagement attached hereto as Exhibit B. Participating Broker-Dealer represents that the Company may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Broker-Dealer’s client given with such client’s prior authorization and consent. Participating Broker-Dealer represents that the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Broker-Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Broker-Dealer’s client received all disclosures required by applicable Electronic Signature Law. Participating Broker-Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Company.